SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2004

MARIMBA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25683	77-0422318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Clyde Avenue, Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 930-5282

None.

(Former Name or Former Address, If Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, the Registrant issued a press release announcing its financial results for the fourth quarter ended December 31, 2004 and will be holding a conference call regarding those financial results. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The above information and the exhibit attached hereto are being “furnished” hereunder and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference into any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marimba, Inc.
(Registrant)

Date: January 29, 2004	By:	/s/ Andrew Chmyz
Andrew Chmyz
Vice President, Finance and
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 29, 2004.